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                                                                   Exhibit 10.35

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT



This amendment shall change and amend that certain Employment Agreement between FutureOne, Inc., a Nevada corporation and Alan Hald, dated January 1, 2000 (the "Original Agreement").

1) The parties hereby agree to extend the Term of the Original Agreement as defined in Section 1 of the Original Agreement to include the Subsequent Employment Term, which shall extend the Original Agreement to December 31, 2000, based on the following compensation:

         a. Employee shall continue to be paid the Base Salary ($10,000 per month) as defined in Section 4A for the additional six month period.

         b.       Employee shall continue to receive the Warrants as defined in
                  Section 4C, (70,000 warrants per month) for the additional six month period and the Warrants shall be in the form of the original Warrant as indicated on Exhibit A.

These are the only changes to the Employment Agreement and all other terms and conditions of the Employment Agreement shall remain in full force and effect.

Agreed as of the __ day of March, 2000.


FutureOne, Inc.                                  Employee


By _____________________________                 _____________________________
     President


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